                                                                    EXHIBIT 10.5

THE PERFORMANCE OF THIS SUBSIDIARY GUARANTY AND THE PAYMENT OF ANY AMOUNTS DUE HEREUNDER SHALL BE SUBORDINATED TO THE EXTENT AND IN THE MANNER PROVIDED IN THAT CERTAIN PEQUOT SUBORDINATION AGREEMENT BETWEEN THE LENDER AND FOOTHILL CAPITAL CORPORATION, A CALIFORNIA CORPORATION (THE "SUBORDINATION AGREEMENT"). THE LENDER AND ANY SUBSEQUENT HOLDER OF THE NOTE (AS DEFINED BELOW), BY ACCEPTANCE THEREOF, ACKNOWLEDGE AND AGREE TO BE BOUND BY THE SUBORDINATION AGREEMENT.


                               SUBSIDIARY GUARANTY

                THIS SUBSIDIARY GUARANTY, dated as of April 20, 2001, made jointly and severally by each of the subsidiary guarantors identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor," and collectively, the "Subsidiary Guarantors"), in favor of PEQUOT PRIVATE EQUITY FUND II, L.P. (the "Lender").

                              W I T N E S S E T H:

                WHEREAS, each Subsidiary Guarantor is a direct or indirect wholly-owned subsidiary of FUTURELINK CORP., a Delaware corporation (the "Borrower").

                WHEREAS, the Borrower has entered into a Secured Subordinated Convertible Promissory Note, dated as of the date hereof (as such note may be amended, modified or supplemented from time to time, the "Note") in favor of the Lender.

                WHEREAS, the Note contemplates the execution, delivery and the implementation of this Guaranty.

                WHEREAS, it is a condition precedent to the obligations of the Lender under the Note that this Guaranty shall have been entered into by the parties hereto and shall have become unconditionally and fully effective in accordance with the terms hereof.

                WHEREAS, each Subsidiary Guarantor has duly authorized the execution, delivery and performance of this Guaranty and will receive direct and indirect benefits by reason of the availability of the loan extended pursuant to the Note (the "Loan").

                NOW, THEREFORE, in order to induce the Lender to make the Loan to the Borrower pursuant to the Note, and for other good and valuable consideration receipt of which is hereby acknowledged by each Subsidiary Guarantor, each Subsidiary Guarantor hereby agrees with the Lender as follows:



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                                    ARTICLE I

                                   DEFINITIONS

                SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                (a) "Borrower" has the meaning assigned to that term in the first recital hereto.

                (b) "Funding Subsidiary Guarantor" has the meaning assigned to such term in Section 4.4 hereof.

                (c) "Guaranteed Obligations" has the meaning assigned to that term in Section 2.1 hereof.

                (d) "Guaranty" means this Subsidiary Guaranty, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

                (e) "Lender" has the meaning assigned to that term in the preamble hereto.

                (f) "Loan Documents" means the Note, the Security Agreement and the Guaranty.

                (g) "Note" has the meaning assigned to that term in the second recital hereto.

                (h) "Subsidiary Guarantor" and "Subsidiary Guarantors" have the respective meanings assigned to those terms in the preamble hereto.

                SECTION 1.2 Note Definitions. Unless otherwise defined herein, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Note.

                                   ARTICLE II

                                    GUARANTY

                SECTION 2.1 Guaranty. Each Subsidiary Guarantor jointly and severally with each other Subsidiary Guarantor hereby unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, all amounts which would have become due but for the operation of the automatic stay under Section 362(a) of the Federal Bankruptcy Code, 11 U.S.C. 362(a)), of the following (collectively, the "Guaranteed Obligations"):

                (a) all obligations of the Borrower to the Lender now or hereafter existing under the Note and the Security Agreement, whether for principal, interest, fees, expenses or otherwise; and



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                (b) any and all expenses (including reasonable counsel fees and expenses) incurred by the Lender in enforcing any of their respective rights under this Guaranty.

                SECTION 2.2 Limitation of Subsidiary Guarantor's Liability. Each Subsidiary Guarantor confirms that it is its intention that the guaranty by such Subsidiary Guarantor pursuant to this Guaranty not constitute a fraudulent transfer of conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, the Subsidiary Guarantor hereby irrevocably agrees that the obligations of each Subsidiary Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under this Guaranty, result in the obligations of such Subsidiary Guarantor under this Guaranty not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.

                SECTION 2.3 Guaranty Absolute. This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment. Each Subsidiary Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Note and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of, the Lender with respect thereto. The liability of each Subsidiary Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                (a) any lack of validity or enforceability of this Guaranty, the Note Agreement, any other Loan Document or any other agreement or instrument relating to any thereof, the absence of any action to enforce the same, any release of the Borrower or any other Subsidiary Guarantor, the recovery of any judgment against the Borrower or any Subsidiary Guarantor, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Subsidiary Guarantor;

                (b) any occurrence or condition whatsoever, including without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations of the Borrower or any Subsidiary Guarantor contained in this Guaranty, the Note or any other Loan Document, (ii) any impairment, modification, release or limitation of the liability of the Borrower or any Subsidiary Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable bankruptcy law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by any Subsidiary Guarantor or the Lender of any rights or remedies, (iv) the assignment or the purported assignment of any property as security for the Guaranteed Obligations, including all or any part of the rights of any Subsidiary Guarantor under this Guaranty, (v) the extension of the time for payment by the Borrower or any Subsidiary Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of any Loan Document or of the time for performance by the Borrower or any Subsidiary Guarantor of any other obligations under or arising out of any terms or provisions or the extension of the renewal



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        of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Borrower or any Subsidiary Guarantor set forth in any Loan Document, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting the Borrower or any of the Subsidiary Guarantors or any of their respective assets, or the disaffirmancy of this Guaranty or any Loan Document in any such proceeding, (viii) the release or discharge of the Borrower or any Subsidiary Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of this Guaranty or any Loan Document or (x) any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor; or

                (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Guaranteed Obligations.

Each Subsidiary Guarantor hereby (i) waives diligence, presentment, demand of payment, filing of claims with a court in the event of the merger, insolvency or bankruptcy of any Subsidiary Guarantor, and all demands whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing this Guaranty may be transferred to any affiliate of the Lender, and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing this Guaranty without notice to them; provided, however, that any transfer to a person or entity that is not an affiliate of the Lender may not be made without the prior written consent of such Subsidiary Guarantor (which consent will not be unreasonably withheld), and (iii) covenants that this Guaranty will not be discharged except by complete performance of this Guaranty. Each Subsidiary Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any person to this Guaranty is, or must be, rescinded or returned for any reasons whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Borrower or any Subsidiary Guarantor, this Guaranty shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

                SECTION 2.4 Waiver. Each Subsidiary Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity (including any other guarantor) or any collateral.

                SECTION 2.5 Subrogation. No Subsidiary Guarantor will exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payments made hereunder or otherwise, until all the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to any of the Subsidiary Guarantors on account of such subrogation rights at any time when all the Guaranteed Obligations shall not have been paid in full (whether



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pursuant to a claim in any bankruptcy or similar proceeding or otherwise), such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Note or any other Loan Documents.

                SECTION 2.6 Consent to Jurisdiction; Waiver of Immunities.

                (a) Each Subsidiary Guarantor hereby irrevocably submits to the non-exclusive in personam jurisdiction of any New York State or Federal court of competent jurisdiction sitting in New York City in any action or proceeding arising out of or relating to this Guaranty, and each Subsidiary Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard or determined in such New York State or Federal court. Each Subsidiary Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Subsidiary Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by certified mail) of copies of such process to the Subsidiary Guarantors at their addresses specified in Section 4.2. Each Subsidiary Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in accordance with applicable law in other jurisdictions by suit on the judgment or in any other manner provided by law.

                (b) Nothing in this Section shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against each Subsidiary Guarantor or its property in the courts of any other jurisdictions.

                (c) To the extent that any of the Subsidiary Guarantors has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or to its property, each Subsidiary Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.

                (d) By executing this Guaranty, each Subsidiary Guarantor hereby irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in any of the aforesaid courts, and hereby further irrevocably and unconditionally waives and agrees not to plead any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.



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                                   ARTICLE III

                          REPRESENTATIONS AND COVENANTS

                SECTION 3.1 Representations and Warranties. Each Subsidiary Guarantor hereby represents and warrants to the Lender as follows:

                (a) As to representations and warranties contained in Section 2 of the Note and in any other Loan Documents insofar as the representations and warranties contained therein by their terms are applicable to such Subsidiary Guarantor and its properties, each such representation and warranty (insofar as applicable as aforesaid), together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Section.

                (b) Such Subsidiary Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Guaranty and each other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.

                SECTION 3.2 Covenants. Each Subsidiary Guarantor agrees with the Lender that, until all Guaranteed Obligations shall have been paid in full, such Subsidiary Guarantor will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Loan Documents which by their terms are applicable to such Subsidiary Guarantor or its properties, each such agreement, covenant and obligation contained in such Loan Documents, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Section shall survive only to the same extent as the obligations under the Note and Security Agreement survive.


                                   ARTICLE IV

                                  MISCELLANEOUS

                SECTION 4.1 Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any of the Subsidiary Guarantors therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender and each Subsidiary Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                SECTION 4.2 Addresses for Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by reliable overnight courier service, or delivered by hand, to the Borrower or to the Holder at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto and shall be effective upon receipt:



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                If to a Subsidiary Guarantor, to FutureLink Corp., at 2 South
Pointe Drive, Lake Forest, California 92630, Attention: Chief Financial Officer and General Counsel.

                If to the Lender, at Pequot Capital Management, Inc., 500 Nyala Farm Road, Westport, Connecticut 06880, Attention: Carol Holley and Amber Tencic.

                SECTION 4.3 No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or equity.

                SECTION 4.4 Contribution Obligations among Subsidiary Guarantors. In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, among themselves, that in the event any payment or distribution is made by a Subsidiary Guarantor (a "Funding Subsidiary Guarantor") under this Guaranty, such Funding Subsidiary Guarantor shall be entitled to a contribution from the other Subsidiary Guarantors for all such payments or distributions, or damages and expenses incurred by such Funding Subsidiary Guarantor in discharging any Guaranteed Obligations. Each Subsidiary Guarantor which is not a Funding Subsidiary Guarantor shall be liable to a Funding Subsidiary Guarantor with respect to any such payments or distributions, or damages and expenses, in an aggregate amount equal to (a) the ratio of (i) the net worth of such Subsidiary Guarantor, as determined in accordance with the most recent balance sheet of such Subsidiary Guarantor at the time of such payment by a Funding Subsidiary Guarantor, to (ii) the aggregate net worth of all Subsidiary Guarantors, similarly determined, multiplied by (b) the amount which the Funding Subsidiary Guarantor paid on account of the Guaranteed Obligations. In the event that at any time there exists more than one Funding Subsidiary Guarantor, then payment from the other Subsidiary Guarantors pursuant to this Section shall be in an aggregate amount equal in proportion to the total amount of money paid for or on account of the Guaranteed Obligations by the Funding Subsidiary Guarantors pursuant to this Guaranty. If the Funding Subsidiary Guarantor is required to make any payment hereunder, such Funding Subsidiary Guarantor shall also be entitled to a right of subrogation in respect of such payment from the other Subsidiary Guarantors. Notwithstanding anything in this Section to the contrary, the agreements in this Section are to establish the relative rights of contribution of the Subsidiary Guarantors and shall not modify the joint and several nature of the obligations of each Subsidiary Guarantor owed to the Lender or impair the rights of the Lender to hold any of the Subsidiary Guarantors liable for payment of the full amount of all Guaranteed Obligations.

                SECTION 4.5 Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until final payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, subject to reinstatement in accordance with Section 2.2 hereof, (b) be jointly and severally binding upon each of the Subsidiary Guarantors, their successors and assigns, and (c) inure to the benefit of and be enforceable by the Lender and their respective successors, permitted transferees and assigns; provided, however, that no Subsidiary Guarantor may assign or transfer any of its obligations hereunder without the prior written consent of the Lender.



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                SECTION 4.6 Subordination. Notwithstanding anything to the contrary in this Guaranty, all rights of the Lender under by this Guaranty, shall be subordinate to the rights of the holders of the Senior Indebtedness.

                SECTION 4.7 Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provisions in any other jurisdiction.

                SECTION 4.8 Governing Law. This Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of New York.



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                IN WITNESS WHEREOF, each of the parties hereto has caused this
Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                            SUBSIDIARY GUARANTORS


                                            FUTURELINK PLEASANTON CORP., a
                                            Delaware corporation


                                            By: /s/ HOWARD E. TAYLOR
                                               ---------------------------------
                                               Howard E. Taylor, President
                                               and Chief Executive Officer


                                            FUTURELINK MICRO VISIONS CORP., a
                                            Delaware corporation


                                            By: /s/ HOWARD E. TAYLOR
                                               ---------------------------------
                                               Howard E. Taylor, President
                                               and Chief Executive Officer


                                            FUTURELINK VSI CORP., a Maryland
                                            corporation


                                            By: /s/ HOWARD E. TAYLOR
                                               ---------------------------------
                                               Howard E. Taylor, President
                                               and Chief Executive Officer


                                            FUTURELINK MADISON CORP., a Delaware
                                            corporation


                                            By: /s/ HOWARD E. TAYLOR
                                               ---------------------------------
                                               Howard E. Taylor, President
                                               and Chief Executive Officer



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                                            FUTURELINK ASYNC CORP., a Delaware
                                            corporation


                                            By: /s/ HOWARD E. TAYLOR
                                               ---------------------------------
                                               Howard E. Taylor, President
                                               and Chief Executive Officer


                                            3045207 NOVA SCOTIA COMPANY, a Nova
                                            Scotia corporation


                                            By: /s/ HOWARD E. TAYLOR
                                               ---------------------------------
                                               Howard E. Taylor, President
                                               and Chief Executive Officer


                                            1423280 ONTARIO INC., an Ontario
                                            corporation


                                            By: /s/ HOWARD E. TAYLOR
                                               ---------------------------------
                                               Howard E. Taylor, President
                                               and Chief Executive Officer


                                            FUTURELINK CANADA CORP., an Ontario
                                            corporation

                                            By: /s/ HOWARD E. TAYLOR
                                               ---------------------------------
                                               Howard E. Taylor, President
                                               and Chief Executive Officer



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                                            LENDER


                                            PEQUOT PRIVATE EQUITY FUND II, L.P.,
                                            a Delaware limited partnership


                                            By: Pequot Capital Management, Inc.,
                                                its Investment Manager


                                            By: /s/ KEVIN E. O'BRIEN
                                               ---------------------------------
                                               Kevin E. O'Brien, General Counsel



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